                         TOYOTA MOTOR CREDIT CORPORATION
         SERVICER'S REPORT -- TOYOTA AUTO RECEIVABLES 2001-A OWNER TRUST
                     DISTRIBUTION DATE OF APRIL 16, 2001 FOR
           THE COLLECTION PERIOD MARCH 1, 2001 THROUGH MARCH 31, 2001


--------------------------------------------------------------------------------------------------------------------------
                                                                                CLASS A-1               CLASS A-2
                                                                                ---------               ---------
                                                          Total                  Balance                 Balance
--------------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
  Securities Balance                                  $1,503,500,000.00         $317,048,000.00         440,000,000.00
  Receivables Pool Balance                            $1,550,000,067.58
  Principal Factor                                           1.00000000              1.00000000             1.00000000
  Rate                                                                                    5.613%                 5.380%
  Final Scheduled Payment Date                                               January 15, 2002       December 15, 2003
  Number of Contracts                                            97,350
  Weighted Average Coupon                                        10.03%
  Weighted Average Remaining Term                                 54.20 months
  Servicing Fee Rate                                              1.00%

POOL DATA - PRIOR MONTH
  Securities Balance                                  $1,403,911,178.30         $217,459,178.30        $440,000,000.00
  Receivables Pool Balance                            $1,450,411,245.88
  Securities Pool Factor                                     0.93376201              0.68588724             1.00000000
  Number of Contracts                                            94,350
  Weighted Average Coupon                                        10.03%
  Weighted Average Remaining Term                                 52.42 months
  Precompute and Simple Interest Advances                 $2,696,367.97
  Payahead Account Balance                                  $653,338.40
  Supplemental Servicing Fee Received                        $60,331.61
  Interest Shortfall                                              $0.00                   $0.00                  $0.00
  Principal Shortfall                                             $0.00                   $0.00                  $0.00

POOL DATA - CURRENT MONTH
  Securities Balance                                  $1,353,453,605.34         $167,001,605.34        $440,000,000.00
  Receivables Pool Balance                            $1,399,953,672.92
  Securities Pool Factor                                     0.90020193              0.52673919             1.00000000
  Number of Contracts                                            92,825
  Weighted Average Coupon                                        10.04%
  Weighted Average Remaining Term                                 51.43 months
  Precompute and Simple Interest Advances                 $3,126,493.07
  Payahead Account Balance                                  $699,127.01
  Supplemental Servicing Fee Received                        $58,445.92
  Interest Shortfall                                              $0.00                   $0.00                  $0.00
  Principal Shortfall                                             $0.00                   $0.00                  $0.00
--------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
                                                           CLASS A-3               CLASS A-4
                                                           ---------               ---------
                                                            Balance                 Balance
----------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
  Securities Balance                                      $440,000,000.00           $306,452,000.00

  Receivables Pool Balance
  Principal Factor                                             1.00000000                1.00000000
  Rate                                                              5.432%                    5.580%
  Final Scheduled Payment Date                           March 15, 2005        September 17, 2007
  Number of Contracts
  Weighted Average Coupon
  Weighted Average Remaining Term
  Servicing Fee Rate

POOL DATA - PRIOR MONTH
  Securities Balance                                      $440,000,000.00           $306,452,000.00
  Receivables Pool Balance
  Securities Pool Factor                                       1.00000000                1.00000000
  Number of Contracts
  Weighted Average Coupon
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance
  Supplemental Servicing Fee Received
  Interest Shortfall                                                $0.00                     $0.00
  Principal Shortfall                                               $0.00                     $0.00

POOL DATA - CURRENT MONTH
  Securities Balance                                      $440,000,000.00           $306,452,000.00
  Receivables Pool Balance
  Securities Pool Factor                                       1.00000000                1.00000000
  Number of Contracts
  Weighted Average Coupon
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance
  Supplemental Servicing Fee Received
  Interest Shortfall                                                $0.00                     $0.00
  Principal Shortfall                                               $0.00                     $0.00
----------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
RESERVE FUND
  Initial Deposit Amount                                                                            $3,875,000.00
  Specified Reserve Fund Percentage                                                                         0.75%
  Specified Reserve Fund Amount                                                                    $10,499,652.55
  Specified Reserve Fund Percentage (IF CONDITION                                                           5.50%
I OR II MET)
  Specified Reserve Fund Amount (IF CONDITION I                                                    $74,439,948.29
OR II MET)

  Beginning Balance                                                                                $10,878,084.34
  Total Withdraw                                                                                            $0.00
  Amount Available for Deposit to the Reserve Fund                                                  $4,765,107.14
                                                                                          ------------------------
  Reserve Fund Balance Prior to Release                                                            $15,643,191.48
  Reserve Fund Required Amount                                                                     $10,499,652.55
  Reserve Fund Release to Seller                                                                    $5,143,538.93
                                                                                          ------------------------
  Ending Reserve Fund Balance                                                                      $10,499,652.55
------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND
REPOSSESSIONS

                                                                  Vehicles            Amount
                                                                  --------            ------
  Liquidated Contracts                                               26
                                                                     --
  Gross Principal Balance of Liquidated Receivables                                       $421,598.00
  Net Liquidation Proceeds Received During the Collection Period                         ($315,541.70)
  Recoveries on Previously Liquidated Contracts                                            ($1,129.08)
                                                                             --------------------------
  Aggregate Credit Losses for the Collection Period                                       $104,927.22
                                                                             --------------------------


                                                                             --------------------------

  Cumulative Credit Losses for all Periods                           35                    $144,529.54
                                                                     --
                                                                             --------------------------
  Repossessed in Current Period                                      51
                                                                     --


RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                           Annualized Average
FOR EACH COLLECTION PERIOD:                                                       Charge-Off Rate
    Second Preceding Collection Period                                                           0.01%
    First Preceding Collection  Period                                                           0.02%
    Current Collection Period                                                                    0.09%

-------------------------------------------------------------------------------------------------------
CONDITION (I) (CHARGE-OFF RATE)
Three Month Average                                                                              0.04%
Charge-off Rate Indicator ( > 1.25%)                                                 CONDITION NOT MET
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
DELINQUENT AND REPOSSESSED
CONTRACTS


                                          Percent    Contracts     Percent            Amount
                                          -------    ---------     -------            ------
  31-60 Days Delinquent                        1.01%         934       1.05%            $14,273,719.44
  61-90 Days Delinquent                        0.09%          85       0.11%             $1,515,604.75
  Over 90 Days Delinquent                      0.06%          56       0.07%               $913,970.82
                                                     ------------            --------------------------
  Total Delinquencies                                      1,075                        $16,703,295.01
                                                     ============            ==========================

  Repossessed Vehicle Inventory                               74 *
   * Included with delinquencies above

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE
OUTSTANDING NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES
REPOSSESSIONS):
    Second Preceding Collection Period                                                           0.01%
    First Preceding Collection Period                                                            0.10%
    Current Collection Period                                                                    0.15%

-------------------------------------------------------------------------------------------------------
CONDITION (II) (DELINQUENCY
PERCENTAGE)
Three Month Average                                                                              0.09%
Delinquency Percentage Indicator ( > 1.25%)                                          CONDITION NOT MET

-------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
         SERVICER'S REPORT -- TOYOTA AUTO RECEIVABLES 2001-A OWNER TRUST
          DISTRIBUTION DATE OF APRIL 16, 2001 FOR THE COLLECTION PERIOD
                      MARCH 1, 2001 THROUGH MARCH 31, 2001


------------------------------------------------------------------------------------------------------------------------------------
                                                                   CLASS A-1          CLASS A-2         CLASS A-3        CLASS A-4
                                                                   ---------          ---------         ---------        ---------
                                                      Total         Balance            Balance           Balance          Balance
------------------------------------------------------------------------------------------------------------------------------------
 COLLECTIONS
  Principal Payments Received                    $50,035,974.96
  Interest Payments Received                     $12,168,752.04
  Net Precomputed Payahead Amount                  ($45,788.61)
  Aggregate Net Liquidation Proceeds Received       $316,670.78
  Principal on Repurchased Contracts                      $0.00
  Interest on Repurchased Contracts                       $0.00
                                               -----------------
  Total Collections                              $62,475,609.17
  Net Simple Interest Advance Amount                $528,567.24
  Net Precomputed Advance Amount                   ($98,442.14)
                                               -----------------
  Total Available Amount                         $62,905,734.27

AMOUNTS DUE
  Servicing Fee                                   $1,208,676.04
  Accrued and Unpaid Interest                     $6,474,378.13
  Principal                                      $50,457,572.96
  Reserve Fund                                    $4,765,107.14
                                               -----------------
  Total Amount Due                               $62,905,734.27

ACTUAL DISTRIBUTIONS
  Servicing Fee                                   $1,208,676.04
  Interest                                        $6,474,378.13     $1,084,976.33    $1,972,666.67    $1,991,733.33    $1,425,001.80
  Principal                                      $50,457,572.96    $50,457,572.96            $0.00            $0.00            $0.00
  Reserve Fund                                    $4,765,107.14
                                               -----------------  ----------------  ---------------  ---------------  --------------
  Total Amount Distributed                       $62,905,734.27    $51,542,549.29    $1,972,666.67    $1,991,733.33    $1,425,001.80
------------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
MONTHLY INFORMATION BY TYPE OF LOAN

Precomputed Contracts
---------------------
  Scheduled Principal Collections                                                        $1,313,837.89
  Prepayments in Full                                         64 contracts                 $748,652.43
  Repurchased Receivables Principal                                                              $0.00
  Payments Behind/Ahead on Repurchased Receivables                                               $0.00
  Total Collections                                                                      $2,760,426.00
  Advances - Reimbursement of Previous Advances                                             $98,442.14
  Advances - Current Advance Amount                                                              $0.00
  Payahead Account - Payments Applied                                                            $0.00
  Payahead Account - Additional Payaheads                                                   $45,788.61

Simple Interest Contracts
-------------------------
  Collected Principal                                                                   $27,053,814.04
  Prepayments in Full                                       1435 contracts              $20,919,670.60
  Collected Interest                                                                    $11,470,816.36
  Repurchased Receivables Principal                                                              $0.00
  Repurchased Receivables Interest                                                               $0.00
  Advances - Reimbursement of Previous Advances                                                  $0.00
  Advances - Current Advance Amount                                                        $528,567.24

-------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
       SERVICER'S CERTIFICATE - TOYOTA AUTO RECEIVABLES 2001-A OWNER TRUST DISTRIBUTION DATE OF APRIL 16, 2001 FOR THE COLLECTION PERIOD OF
                         MARCH 1 THROUGH MARCH 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A3                       CLASS A4
                                                                                  --------                       --------
                                                                                   Balance                        Balance
------------------------------------------------------------------------------------------------------------------------------------
NOTE RATES FOR APRIL 16, 2001 DISTRIBUTION
One Month LIBOR                                                                   5.16375%                       5.16375%
Spread                                                                            0.08000%                       0.11000%
                                                                           ------------------------        ----------------------
Note Rates:                                                                       5.24375%                       5.27375%

Number of Days in Interest Period (Days)                                                         32                            32

INTEREST PAYMENTS
Interest Calculation for Current Interest Period                                      2,050,888.89                  1,436,578.88
At Certificate Payment Date:
   Due to Swap Counterparty (Swap Payments Outgoing)                                  1,991,733.33                  1,425,001.80
   Paid to Swap Counterparty (Swap Payments Outgoing)                                 1,991,733.33                  1,425,001.80
   Proration %                                                   0.00%
   Interest Due to Noteholders (Swap Payments Incoming)                               2,050,888.89                  1,436,578.88
   Interest Payment to Noteholders (Swap Payments Incoming)                           2,050,888.89                  1,436,578.88

Net Settlement due to / (receive by) Swap Counterparty                                   59,155.56                     11,577.08




PRINCIPAL PAYMENTS
Principal Payment due to Investors                                                             -                             -
Ending Notional Balance                                                             440,000,000.00                306,452,000.00


SWAP TERMINATION PAYMENT                                                             N/A                            N/A


NOTE RATES FOR MAY 15, 2001 DISTRIBUTION
One Month LIBOR                                                                      TBD                            TBD
Spread                                                                            0.08000%                       0.11000%
                                                                           ------------------------        ----------------------
Note Rates:                                                                          TBD                            TBD

Number of Days in Interest Period (Days)                                                         29                            29

------------------------------------------------------------------------------------------------------------------------------------

I hereby certify to the best of my knowledge that the report provided is true and correct.


 /s/ Angela Brown
---------------------------------------
Angela Brown, ABS Accounting Manager